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                                                        EXHIBIT 10.1


                          U.S. HOME CORPORATION

                        SECOND AMENDED AND RESTATED
                        EMPLOYEE STOCK PAYMENT PLAN


                  1.       Purpose.

                  The purpose of the U.S. Home Corporation Second Amended and Restated Employee Stock Payment Plan (the "Plan") is to increase the ownership stake of key employees of U.S. Home Corporation and its subsidiaries or divisions (the "Company") by paying a percentage of such employees' annual incentive compensation in shares of Stock (as defined herein) in lieu of cash.

                  2.       Administration.

                  (a) The board of directors of the Company (the "Board") will (i) administer the Plan, (ii) establish, subject to the provisions of the Plan, such rules and regulations as it may deem appropriate for the proper administration of the Plan and (iii) make such determinations under, and such interpretations of, and take such steps in connection with, the Plan or the Stock issued thereunder as it may deem necessary or advisable.

                  (b) The Board may from time to time appoint a Committee (the "Committee"), which shall initially be the Compensation and Stock Option Committee of the Board, which will be comprised of at least three members, all of whom are non-employee directors (as defined herein), and may delegate to the Committee full power and authority to take any and all action required or permitted to be taken by the Board under the Plan, whether or not the power and the authority of the Committee is hereinafter fully set forth. The members of the Committee may be appointed from time to time by the Board and serve at the pleasure of the Board. The Board or the Committee, as applicable, will hereinafter be referred to as the "Administrator."

                  (c) For the purposes of this Section 2, a "non-employee director" is a director who, on a given date, is a non-employee director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  3.       Stock.

                  The stock (the "Stock") which is the subject of the Plan will be the shares of common stock of the Company, $.01 par value per share, whether authorized and unissued or treasury stock. The total number of shares of Stock which may be issued under the Plan will not exceed, in the aggregate, 250,000, subject to adjustment in accordance with the provisions of Section 7 hereof.

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                  4.       Award of Stock.

                  (a) All employees of the Company, including, but not limited to, corporate officers, presidents of operations and division presidents (each an "Employee" and collectively, "Employees"), are eligible to receive Stock in accordance with the terms hereof.

                  (b) Up to 25%, which amount may be subject to change from time to time by the Administrator, of the annual incentive compensation (i.e., all amounts other than Base Salary (as defined herein)) payable to an Employee pursuant to any incentive compensation plans or the incentive compensation provisions of any employment or compensation agreement may be payable in shares of Stock under the Plan.

                  (c) (i) Up to 50%, which amount may be subject to change from time to time by the Administrator, of the annual amount of Stock awarded to an Employee pursuant to Section 4(b) hereof may, at the sole discretion of the Administrator, vest not later than two years after the end of the incentive compensation year applicable to such award of Stock and, unless otherwise specified by the Administrator, shall not vest and will expire in the event the Employee is not employed by the Company on or prior to the date on which the Stock vests with the Employee due to (A) voluntary termination by the Employee or (B) termination by the Company for Cause (as defined herein). Notwithstanding the foregoing, Stock awarded to an Employee which remains subject to a vesting period hereunder will immediately vest upon the retirement of such Employee after attaining the age of 65.

                      (ii) For purposes of the Plan, a voluntary termination by an Employee will not be deemed to occur in the event such Employee is Constructively Terminated (as defined herein).

                     (iii) In the event an Employee dies while in the employ of the Company, all Stock awarded to such Employee which remains subject to a vesting period hereunder will immediately vest and be delivered to such Employee's estate as soon as practicable after such Employee's death.

                      (iv) For purposes of the Plan:

                           (A) "Cause"  shall   mean  (1)  an  Employee's
continuing willful failure to perform his duties with respect to the Company (other than as a result of total or partial incapacity due to physical or mental illness), (2) gross negligence or malfeasance by an Employee in the performance of his duties with respect to the Company,
(3) an act or acts on an Employee's part  constituting a felony under the
laws of the  United  States or any  state   thereof which results  or was
intended to result directly or indirectly in gain or personal enrichment by such Employee at the expense of the Company or (4) any other circumstances set forth in an employment agreement between the Company and such Employee which would constitute grounds for the Company to terminate the employment of such Employee for cause (as defined in the applicable employment agreement).


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                           (B) "Constructively Terminated" shall mean (1) a
reduction in an amount equal to or greater than 15 percent of an Employee's Base Salary (as defined herein), (2) a material reduction in an Employee's job function, duties or responsibilities or (3) a required relocation oF an Employee of more than 50 miles from such Employee's current job location; provided, however, that the employment with the Company or its divisions or subsidiaries of a President of Operations will not be deemed to be
Constructively   Terminated in  the event he or she is  required  to  be  a
Division Chairman or Division President with the Company or its divisions or subsidiaries and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in
connection with such change  in  position;  provided,   further,  that  the
employment with the Company or its divisions or subsidiaries of a Division Chairman or Division President will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President of a division other than the division he or she is currently employed by and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment of an Employee will not be deemed Constructively Terminated unless such Employee actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clause
(1), (2) or (3) above.

                           (C) "Base  Salary" shall mean an amount equal to
an Employee's maximum annual base salary in effect at any time after the effective date of the Plan, excluding any incentive compensation or bonus payable or paid to an Employee.

                           (D)  "Change of  Control"  shall mean any of the
following: (i) a report on Schedule 13D is filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act, disclosing that any person or group of persons (within the meaning of
Section 13(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the then outstanding equity of the Company (as determined under paragraph (d) of Rule 13d-3 under the Exchange Act, in the case of rights to acquire the Stock, (ii) any transaction or a series of related transactions (as a result of a tender offer, merger, consolidation or otherwise whether or not the Company is the continuing or surviving entity) that results in, or that is in connection with, any person or group of persons (within the meaning of Section 13(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), acquiring beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the then outstanding equity of the Company (as determined under paragraph (d) of Rule 13d-3 under the Exchange Act, in the case of rights to acquire the Stock) or of any person or group of persons (within the

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meaning of Section 13(d) of  the  Exchange  Act) that  possesses beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the then outstanding equity of the Company; (iii) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any person or group of persons (within the meaning of Section 13(d) of the Exchange Act) in one transaction or a series of related transactions; provided, that a transaction where the holders of all classes of the then outstanding equity of the Company immediately prior to such transaction own, directly or indirectly, fifty percent (50%) or more of the aggregate voting power of all classes of equity of such person or group immediately after such transaction will not be a Change of Control under this clause (iii); (iv) the liquidation or dissolution of the Company; provided, that a liquidation or dissolution of the Company which is part of a transaction or series of related transactions that does not constitute a Change of Control under the "provided" clause of clause (iii) above will not constitute a Change of Control under this clause (iv); or
(v) a change in a majority of the members of the Board of Directors of the Company within a 12-month period, unless the election or nomination for election by the Company's stockholders of each new director during such 12-month period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such 12-month period.


                  (d) (i) All Stock awarded to Employees hereunder but not subject to vesting pursuant to Section 4(c) hereof shall be delivered to such Employees within 30 days after the determination of the price of the Stock pursuant to Section 5 hereof.

                     (ii) Subject to Section 4(c) hereof, all Stock awarded to Employees hereunder which is subject to a vesting period hereunder shall be delivered to such Employees within 31 days after the expiration of such vesting period.

                  (e) In the event of a Change in Control (as defined herein), all Stock awarded to an Employee which remains subject to a vesting period hereunder will immediately vest and be delivered to such Employee as soon as practicable.

                  5.   Price and Valuation.

                  (a) The Stock will be issued to Employees in consideration of services rendered to the Company by such Employees as reflected in any incentive compensation plans or the incentive compensation provisions of any employment or compensation agreement.

                  (b) For purposes of determining the number of shares of Stock to be issued to an Employee hereunder in lieu of cash compensation, the Administrator shall divide the amount of cash that would otherwise be distributed to such Employee by the following as determined by the
Administrator:


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                           (i) with respect to the  incentive  compensation
         plans of the Company or incentive agreements which are based on the financial results of the Company's fiscal year, the average closing price of the Stock on the New York Stock Exchange (the "NYSE") for the 10 consecutive trading days immediately following the date on which the Company releases such financial results for such fiscal year;

                           (ii) with respect to any other incentive compensation plans of the Company or incentive agreements, the average closing price of the Stock on the NYSE for the later to occur of the (A) last 10 trading days of the month immediately following the conclusion of the specified period for such incentive compensation program and (B) 10 consecutive trading days immediately following the date on which the Company releases its financial results for its most recent fiscal year; or

                           (iii) the closing price of the Stock on the NYSE on the last trading day of the most recent fiscal year.

                  (c) The closing price of the Stock, as of any particular day, will be as reported in The Wall Street Journal; provided, however, that if the Stock is not listed on the NYSE on any applicable day, the closing price for such day will be not less than the fair market value of the Stock on such day, as determined by the Administrator based on such empirical evidence as it deems to be necessary under the circumstances.

                  6.       Term and Effective Date.

                  The Plan will become effective upon (i) approval by the Board, and (ii) solely with respect to Employees subject to Section 16 of the Exchange Act, approval by the affirmative vote of a majority of the shares of voting capital stock of the Company present or represented and entitled to vote at the 1994 annual meeting of the Company's stockholders. When so approved, the Plan shall be deemed to have been in effect as of January 1, 1994 and shall terminate on December 31, 2008.


                  7.       Stock Adjustments.

                  (a) The total amount of Stock reserved and issuable under the Plan and Stock awarded but not yet vested will be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, or a consolidation or a merger in which the Company will be the surviving corporation.

                  (b) After any merger of one or more corporations into the Company in which the Company will not be the surviving corporation, or after any consolidation of the Company and one or more other corporations, each Employee who is entitled to Stock hereunder will be entitled to receive, in lieu of the number of shares of Stock as to which such Employee

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was previously  entitled,  the number and class of shares of stock or other securities or other consideration to which such Employee would have been entitled pursuant to the terms of the applicable agreement of merger or consolidation if at the time of such merger or consolidation such Employee had been a holder of record of a number of shares of Stock equal to the number of shares for which such Employee was then entitled to receive subject to vesting. Comparable rights will accrue to each Employee in the event of successive mergers or consolidations of the character described above.

                  (c) The adjustments described in this Section 7 and the manner of application of the foregoing provisions will be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

                  8.       Transferability.

                  An Employee who acquires Stock hereunder will only transfer such Stock in compliance with applicable federal and state securities laws. Employees who are affiliates of the Company may generally dispose of their shares in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended. Employees may not transfer or assign any interest in any Stock awarded hereunder until such Stock is vested with such Employee other than by will or the laws of descent and distribution.

                  9. Rights as a Stockholder.

                  Any Employee entitled to receive Stock hereunder will have no rights as a stockholder with respect to any share of Stock until such Employee has become the holder of record of such share of Stock upon vesting, and, except for stock dividends as provided in Section 7 hereof, no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Stock for which the record date is prior to the date on which such Employee will become the holder of record thereof.

                  10.      Investment Purpose.

                  At the time of issuance of any Stock, the Company may, if it will deem it necessary or desirable for any reason, require an Employee to represent in writing to the Company that it is such Employee's then intention to acquire the Stock for investment purposes and not with a view to the distribution thereof.

                  11.      Right to Terminate Employment.

                  Nothing contained herein will restrict the right of the Company to terminate the employment of any Employee at any time.

                  12.      Finality of Determinations.

                  Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Administrator will be final and be binding and conclusive for all purposes.


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                  13.      Subsidiary and Parent Corporations.

                  Unless the context requires otherwise, references under the Plan to the Company will be deemed to include any subsidiary corporations and parent corporations of the Company, as those terms are defined in Section 425 of the Internal Revenue Code, as amended.

                  14.      Governing Law.

                  The Plan will be governed by the laws of the State of Delaware.

                  15.  Amendment and Termination.

                  The  Administrator  may at any time  terminate,  amend or
modify the Plan in any respect it deems suitable; provided, however, that, solely with respect to persons subject to Section 16 of the Exchange Act, no such action of the Administrator, without the approval of the stockholders of the Company, may (i) materially increase the benefits accruing to employees eligible to receive Stock under the Plan, (ii) materially increase the total amount of Stock which may be awarded under the Plan or (iii) materially modify the requirements for participation in the Plan; provided, further, that no amendment, modification or termination of the Plan may in any manner affect (A) any Stock (whether vested or not) theretofore awarded under the Plan without the consent of the Employee to whom Stock has been awarded or (B) modify the award of Stock to the Employee designated by the Administrator.

                  16.  Override.

                  (a) With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

                  (b) All transactions pursuant to terms of the Plan, including, without limitation, awards and vesting of Stock, shall only be effective at such time as counsel to the Company shall have determined that such transaction will not violate federal or state securities or other laws. The Administrator may, in its sole discretion, defer the effectiveness of such transaction to pursue whatever actions may be required to ensure compliance with such federal or state securities or other laws.